UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported): December 18, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35989	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 18, 2018, Owens Realty Mortgage, Inc. (the “Company”) issued a press release announcing the declaration of a cash dividend to its stockholders for the fourth quarter of 2018.  The Company will pay a cash dividend of $0.20 per share of common stock on January 14, 2019 to stockholders of record as of the close of business on December 31, 2018.

A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated December 18, 2018.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated: December 18, 2018                              By: /s/ Bryan H. Draper
Name:  Bryan H. Draper
Title:    President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated December 18, 2018.